Exhibit 31.2
CERTIFICATIONS
I, Mark Kociancic,

certify that:
1.

I have reviewed this annual report on Form 10-K of Everest

Re Group, Ltd;
2.

Based on

my

knowledge, this

report

does not

contain

any untrue

statement

of a

material fact

or omit

to

state

a
material fact

necessary to

make the

statements

made, in

light of

the circumstances

under which

such statements
were made, not misleading with respect to the period covered by this report;
3.

Based

on

my

knowledge,

the

financial

statements,

and

other

financial

information

included

in

this

report,

fairly
present in all

material respects

the financial condition,

results of

operations and

cash flows

of the registrant

as of,
and for, the periods presented

in this report;
4.

The registrant’s

other certifying officer(s)

and I are

responsible for

establishing and maintaining

disclosure controls
and

procedures

(as

defined

in

Exchange

Act

Rules

13a-15(e)

and

15d-15(e))

and

internal

control

over

financial
reporting (as defined in Exchange Act Rules 13a-15(f)and 15d-15(f)) for the registrant and have:

(a) Designed such disclosure controls and procedures,

or caused such disclosure controls

and procedures to be
designed

under

our

supervision,

to

ensure

that

material

information

relating

to

the

registrant,

including

its
consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b)

Designed

such

internal

control

over

financial

reporting,

or

caused

such

internal

control

over

financial
reporting

to

be designed

under

our supervision,

to

provide

reasonable assurance

regarding

the reliability

of
financial

reporting

and

the

preparation

of

financial

statements

for

external

purposes

in

accordance

with
generally accepted accounting principles;
(c)

Evaluated

the

effectiveness

of

the

registrant’s

disclosure

controls

and

procedures

and

presented

in

this
report our conclusions

about the effectiveness

of the disclosure

controls and procedures,

as of the

end of the
period covered by this report based on such evaluation; and
(d) Disclosed in this report any change in the registrant’s

internal control over

financial reporting that occurred
during the registrant’s

most recent fiscal

quarter (the registrant’s

fourth fiscal quarter in

the case of an

annual
report) that has materially

affected, or

is reasonably likely to

materially affect,

the registrant’s

internal control
over financial reporting; and
5.

The

registrant’s

other

certifying

officer(s)

and

I

have

disclosed,

based

on

our

most

recent

evaluation

of

internal
control

over financial

reporting, to

the registrant’s

auditors

and the

audit committee

of the

registrant’s

board

of
directors (or persons performing the equivalent functions):
(a)

All

significant

deficiencies

and

material

weaknesses

in

the

design

or

operation

of

internal

control

over
financial reporting

which

are

reasonably

likely

to

adversely

affect

the registrant’s

ability

to

record,

process,
summarize and report financial information; and
(b) Any fraud,

whether or not

material, that involves

management or other

employees who have

a significant
role in the registrant’s internal control

over financial reporting.

February 24, 2023
/S/ MARK KOCIANCIC
Mark Kociancic
Executive Vice President and

Chief Financial Officer